ALLIANCE INSTITUTIONAL FUNDS

SEMI-ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                             ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

June 26, 1998

Dear Shareholder:

We are pleased to provide you with our initial update on the performance and investment activity for the portfolios of the Alliance Institutional Funds for the period ended April 30, 1998.

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
Portfolio Manager: Al Harrison

This report covers the period from the inception of the Alliance Premier Growth Institutional Fund on January 7, 1998 through April 30, 1998.

INVESTMENT RESULTS
The following table provides performance numbers for the Alliance Premier Growth Institutional Fund since its inception on January 7, 1998, through the period ended April 30, 1998. For comparison, we have also provided the returns for the S&P 500 Stock Index (S&P 500), a common measure of the broad stock market, and your Fund's benchmark, the Russell 1000 Growth Stock Index, which measures the performance of large-cap U.S. stocks. As you can see from the table, both classes of your Fund's shares comfortably outperformed both indices. This performance was attributable to strong showings in technology, domestic consumer services, and financial issues.


INVESTMENT RESULTS*
Periods Ended April 30, 1998
                                              TOTAL RETURNS
                                             SINCE INCEPTION**
                                            ------------------
ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
  Class I                                         24.60%
  Class II                                        24.50%

                                             SINCE INCEPTION**
                                            ------------------
S&P 500 STOCK INDEX                               15.11%

RUSSELL 1000 GROWTH STOCK INDEX                   14.54%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF APRIL 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. EQUITY MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

**   THE INCEPTION DATE FOR ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND CLASS I
AND CLASS II IS JANUARY 7, 1998. RETURNS FOR THE FUND ARE FOR THE PERIOD JANUARY 7, 1998-APRIL 30, 1998. RETURNS FOR THE S&P 500 AND THE RUSSELL 1000 INDEX ARE FOR THE PERIOD DECEMBER 31, 1997-APRIL 30, 1998.


ECONOMIC REVIEW
The strength of the overall market to date has exceeded even the most optimistic forecasts we made at the start of 1998. Significantly, however, there has been no erosion in the strong fundamentals underpinning the U.S. economy and investment environment. Interest rates remain moderate, inflation is benign, and fiscal and monetary policies are balanced and effective. While we hold to our "cautiously bullish" stance, we see concerns that may weigh upon the market going forward.

The Asian economic crisis may prove to be of greater magnitude and duration than the market perceives. It is possible that we have not yet seen the full impact on corporate profitability resulting from the slump in the Pacific-rim economies. Conversely, if Asia should not dampen worldwide growth, the Fed may be forced to take action based on the tight labor market and unsustainable levels of Gross Domestic Product growth. Thus, there is a fairly narrow middle path of moderating growth without inflation that is essential to further rises in equity valuations. Weighing all sides, we are inclined to believe equities will work higher in the medium term, aided by fund flows and moderate interest rates. However, we have reduced the overall aggressiveness of the portfolio and diversified the names in the portfolio for precautionary "insurance." We continue to focus on quality companies with solid management, and those companies whose growth prospects are expected to provide returns well in excess of the long bond yield.


1


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

INVESTMENT STRATEGY
Alliance Premier Growth Institutional Fund seeks long-term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are continuing to stay the course with an optimistic bias, but we are holding to a barbell approach of having roughly equal weightings in more aggressive, high growth technology stocks on one hand, balanced by lower multiple financial stocks on the other. We have also added companies with strong U.S. domestic cash flow, which include broadline retailers, media and selected pharmaceuticals. We expect market volatility to increase and we do not intend to deviate from our basis trading strategy of taking profits during bouts of exuberance, and capitalizing on periods of price weakness where we are confident of underlying fundamentals.

ALLIANCE QUASAR INSTITUTIONAL FUND
Portfolio Manager: Randall Haase

This report covers the period from the inception of the Alliance Quasar Institutional Fund on March 17, 1998 through April 30, 1998.

INVESTMENT RESULTS
The following table provides performance for the Alliance Quasar Institutional Fund since its inception on March 17, 1998, through the period ended April 30, 1998. For comparison, we have also included the returns for the S&P 500 Stock Index (S&P 500), a common measure of the broad stock market, and the Russell 2000 Index, which measures the performance of small-cap U.S. stocks. Your Fund achieved a total return of 2.40% on net asset value (NAV) for the period, outperforming its benchmark, the Russell 2000 Index, which posted a gain of 0.55%. This outperformance can be attributed to good stock selection in the retail and apparel sectors.


INVESTMENT RESULTS*
Periods Ended April 30, 1998
                                              TOTAL RETURNS
                                             SINCE INCEPTION**
                                            ------------------
ALLIANCE QUASAR INSTITUTIONAL FUND
  Class I                                          2.40%
  Class II                                         2.40%

                                             SINCE INCEPTION**
                                            ------------------
S&P 500 STOCK INDEX                                1.02%

RUSSELL 2000 INDEX                                 0.55%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF APRIL 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT INCLUDES 2000 OF THE SMALLEST STOCKS REPRESENTING APPROXIMATELY 11% OF THE U.S. EQUITY MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

**   THE INCEPTION DATE FOR ALLIANCE QUASAR INSTITUTIONAL FUND CLASS I AND
CLASS II IS MARCH 17, 1998. RETURNS FOR THE FUND ARE FOR THE PERIOD MARCH 17, 1998-APRIL 30, 1998. RETURNS FOR THE S&P 500 AND THE RUSSELL 2000 INDEX ARE FOR THE PERIOD MARCH 31, 1998-APRIL 30, 1998.


INVESTMENT STRATEGY
Our basic investment strategy for the Fund is to adjust the Fund's portfolio composition to reflect our perception of those smaller, highly competitive companies that will, in our judgment, exhibit long-term price appreciation through superior earnings growth. Specifically, in the last several months, after lagging the market for several quarters, retail and apparel stocks have performed well.

Both Tommy Hilfiger Corp. and Nautica Enterprises, Inc. continue to gain market share within the casual apparel industry, and their stocks are finally beginning to reflect their huge growth potential. In addition, we are excited about the potential for the rental car industries. Daily rental rates are increasing in 1998, for the third consecutive year, after about 10 years of virtually unchanged prices. With financial entrepreneurs now in charge of these companies, we are optimistic about their prospects,


2


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

and currently hold positions in Budget Group, Inc., Avis Rent A Car, Inc. and Dollar Thrifty Automotive Group, Inc. Lastly, we are bullish on the consolidation taking place within the automotive retailing business. Circuit City Stores, Inc. - Car Max Group, which was a poor investment in 1997, has rebounded nicely in 1998 and should be an excellent investment over the next several years. Within five years, its revenues could exceed $20 billion, with net income exceeding $600 million.

A new area of focus for us has been the leisure industry. There are several well positioned, well financed companies gaining market share in their respective niches of leisure. We currently hold positions in Bally Total Fitness Holding Corp., the largest health club provider; Family Golf Centers, Inc., the largest provider of golf driving ranges; and Premier Parks, Inc., the largest independent operator of amusement parks, gaining market share in the United States under the name "Six Flags." All three companies should be able to grow their earnings at least 25% a year and are very attractively valued.

In the turnaround category, we currently hold positions in PETsMART, Inc. which operates retail superstores catering to animal owners in the U.S. This company grew through acquisition too quickly from 1995 to 1997 and was unable to manage its earnings, causing its stock to drop more than 50%. However, we believe there is an opportunity in this channel of distribution for animal supplies.

On the cyclical side, Bethlehem Steel Corp. has been a restructuring success story for us within the steel industry, and is currently one of the largest positions in the Fund's portfolio. Secondly, we are bullish on the airline industry and are overweighed in that group. The airline industry is experiencing its fourth consecutive year of profitability, after having five consecutive years of losses. We currently hold positions in Alaska Air Group, Inc., America West Airlines, Inc. and Mesa Air Group, Inc.

We also believe that the oil tanker industry will rebound within the next several years, when tanker rates are forced upward, older tankers are retired, and new construction fails to keep up with demand. We currently hold positions in OMI Corp., Teekay Shipping Corp., and Knightsbridge Tankers, Ltd.

Within the technology sector, we have increased our weighting to 12%, equal to the weighting in the Russell 2000, the benchmark index for small cap managers. Among others, we currently hold positions in Checkfree Corp., an on-line banking company, and DBT Online, Inc., a database management company.

Lastly, we like the real estate investment trust (REIT) sector. The Fund currently holds positions in Golf Trust of America, Inc., Chelsea GCA Realty, Inc. and Glenborough Realty Trust, Inc. We feel that the strength of the economy, coupled with minimal new construction, has led to higher valuations. The real estate industry is also going through a major change in ownership from being owned by private operators to well financed public operators. This should also lead to higher valuations.

ALLIANCE REAL ESTATE INVESTMENT INSTITUTIONAL FUND
Portfolio Manager: Dan Pine

This report covers the period from the inception of the Alliance Real Estate Investment Institutional Fund on December 9, 1997 through April 30, 1998.

INVESTMENT RESULTS
The overall U.S. stock market continued its torrid pace in the months since the Fund began operation on December 9, 1997. The S&P 500 Stock Index (S&P 500) reflected this strong performance with a 17.08% total return. Real estate companies, unfortunately, did not participate in this appreciation. Real Estate Investment Trusts (REITs), as measured by the National Association of Investment Trusts (NAREIT) Equity Index, declined 1.44%. The Fund's emphasis on rapidly growing companies, primarily in the hotel and office markets, aided performance during the period. Sadly, this was partially offset by serious multiple contraction within the hotel sector towards the end of the period.

The following table provides the performance figures for the Alliance Real Estate Investment Fund from its inception on December 9, 1997 through April 30, 1998. For comparison purposes, we have also shown the returns for the S&P 500, and your Fund's benchmark, the NAREIT Equity Index.


3


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

INVESTMENT RESULTS*
Periods Ended April 30, 1998
                                              TOTAL RETURNS
                                             SINCE INCEPTION**
                                            ------------------
ALLIANCE REAL ESTATE INVESTMENT
INSTITUTIONAL FUND
  Class I                                         -2.69%
  Class II                                        -2.91%

                                             SINCE INCEPTION**
                                            ------------------
S&P 500 STOCK INDEX                               17.08%

NAREIT EQUITY INDEX                               -1.44%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF APRIL 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX IS A MARKET VALUE WEIGHTED INDEX BASED UPON THE LAST CLOSING PRICE OF THE MONTH FOR TAX-QUALIFIED REAL ESTATE INVESTMENT TRUSTS (REITS) LISTED ON THE NYSE, AMEX, AND NASDAQ. INDEX RETURNS ARE NOT ADJUSTED FOR SALES CHARGES OR OPERATING EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

**   THE INCEPTION DATE FOR ALLIANCE REAL ESTATE INVESTMENT INSTITUTIONAL FUND
CLASS I AND CLASS II IS DECEMBER 9, 1997. RETURNS FOR THE FUND ARE FOR THE PERIOD DECEMBER 9, 1997-APRIL 30, 1998. RETURNS FOR THE S&P 500 AND THE NAREIT EQUITY INDEX ARE FOR THE PERIOD NOVEMBER 30, 1997-APRIL 30, 1998.


MARKET OVERVIEW
The easy question to ask at this juncture is: "Why aren't real estate companies participating in the market rally?" Unfortunately, it is not an easy question to answer. It is our opinion that fundamental, political, and technical factors have all "conspired" to work against real estate in the short run.

Fundamentally, real estate markets are, by and large, extraordinarily sound. Rents and values are appreciating strongly. And company earnings were stronger than expected in 1997 and will be stronger still in 1998. However, this accelerating earnings story has been priced into the market for some time. It has been conventional wisdom that this phase will end when acquisition prices rise beyond "replacement cost", thereby triggering new construction and, ultimately, an overall real estate downturn. In truth, acquisition prices have risen in recent months and construction is picking up steam. However, for most property types meaningful supply is still years away in most markets, demand remains robust, and vacancies are historically low. Although we doubt a downturn is imminent, we believe the market is reflecting increasing risk of future weakness.

The political environment has worked against real estate companies in recent months, as well. Most real estate operating companies are structured as Real Estate Investment Trusts (REITs) in order to avoid taxation at the entity level. The quid pro quo for this favorable tax treatment is a restriction on permissible business activities in which REITs can participate. The sheer growth of the industry in recent years, coupled with the aggressive acquisition activity and rhetoric of some REITs, has led to an IRS rethinking of the REIT restrictions. The outcome of this examination will be a limit on some of the activities in which some REITs have engaged. Once again, although we doubt an onerous outcome is likely, the market is reflecting increasing risk.

The technical environment also has been unfavorable for REITs. Heavy acquisition activity by REITs toward year end 1997 has created a robust calendar of equity issuance for the group in early 1998. At the same time, short run demand for REIT stocks have been weak as performance driven investors increasingly chase market sectors that have had positive momentum. At the same time, demand from individual investors, an important slice of the demand pie, has been siphoned into unit investment trusts fueled by off market stock purchases. As with any other commodity, increasing supply in the face of decreasing demand leads to price weakness.

As the second half of the Fund's fiscal year begins, the fundamentals of the REIT market are stronger than they have ever been. The average REIT posted nearly 14% growth in first quarter earnings, a full percentage point better than expected. And growth is expected to remain strong throughout 1998 and 1999. This contrasts sharply with the overall U.S. economy, which continues to slow in response to the problems in Asia. Relative pricing of


4


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

securities do not reflect this contrast. In fact, REITs trade at a substantial discount to other stocks. This discount has widened dramatically in the past few months. We believe that this is extremely positive for the future performance of the REIT market.

INVESTMENT STRATEGY
Your Fund was designed to identify and invest in companies that have the optimal exposure to the country's strongest real estate markets, and which will benefit most from the significant shifts in real estate financing and ownership which are sweeping across the United States today.

The market conditions discussed above are not uniformly felt in all geographic markets and all property types. Broadly speaking, we continue to believe that select hotel and office markets remain poised for significant growth, and as a result, we overweight these areas. Within these broad categories, however, markets change and opportunities evolve. We have shifted our hotel portfolio to further emphasize repositioning opportunities. We have been adjusting our office exposure more towards the traditional central business districts in the northeast and California, and away from the burgeoning suburbs of the sunbelt. These shifts keep us focused on the most exciting growth opportunities available in the marketplace. Although we continue to underweight apartments and retail properties, we have added to our west coast neighborhood shopping center holdings and sprinkled in some apartment exposure in the midwest. These moves bolster the stable end of the portfolio.

Overall, we have tried to maintain a portfolio heavily skewed to opportunistic growth companies, yet balanced by property type and geography. This should allow us to weather the periodic rough seas in the real estate markets, yet benefit from the unique period of growth in which we find ourselves.

MARKET OUTLOOK AND CONCLUSIONS
Our outlook for real estate remains positive. Demand for space remains strong and supply remains constrained in most markets. We believe the market has overreacted to the beginning of a normal construction cycle and expect to benefit from that realization becoming more widespread.

We appreciate your investment in the Alliance Institutional Funds' portfolios, and we look forward to reporting on their progress to you in the future.

Sincerely,


Alfred Harrison
Executive Vice President


Randall E. Haase
Senior Vice President


Daniel G. Pine
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


5


INVESTMENT OBJECTIVE AND POLICIES
                                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Premier Growth Institutional Fund is an open-ended, diversified investment company that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS
CLASS I SHARES
                             4/30/98        3/31/98
                             -------        -------
Since Inception*              24.60%         21.30%

CLASS II SHARES
                             4/30/98        3/31/98
                             -------        -------
Since Inception*              24.50%         21.10%


The Fund's investment results represent total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/7/98 Class I & Class II.


6


INVESTMENT OBJECTIVE AND POLICIES            ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Quasar Institutional Fund seeks growth of capital by pursuing aggressive investment policies. Alliance Quasar Institutional Fund invests primarily in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS
CLASS I SHARES
                             4/30/98        3/31/98
                             -------        -------
Since Inception*               2.40%          0.80%

CLASS II SHARES
                             4/30/98        3/31/98
                             -------        -------
Since Inception*               2.40%          0.80%


The Fund's investment results represent total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/17/98 Class I & Class II.


7


INVESTMENT OBJECTIVE AND POLICIES
                                                ALLIANCE REAL ESTATE INVESTMENT
                                                             INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Real Estate Investment Institutional Fund seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS
CLASS I SHARES
                             4/30/98        3/31/98
                             -------        -------
Since Inception*              -2.69%          1.38%

CLASS II SHARES
                             4/30/98        3/31/98
                             -------        -------
Since Inception*              -2.91%          1.25%


The Fund's investment results represent total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 12/9/97 Class I & Class II.


8


TEN LARGEST HOLDINGS
APRIL 30, 1998 (UNAUDITED)           ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________
                                                                   PERCENT OF
COMPANY                                        VALUE               NET ASSETS
-------------------------------------------------------------------------------
Philip Morris Cos., Inc.                   $ 1,791,000                 4.7%
Dell Computer Corp.                          1,655,375                 4.3
Cisco Systems, Inc.                          1,582,200                 4.1
Nokia Corp. (ADR)                            1,518,062                 4.0
AirTouch Communications, Inc.                1,434,375                 3.8
Home Depot, Inc.                             1,368,131                 3.6
Tyco International, Ltd.                     1,275,300                 3.3
Walt Disney Co.                              1,199,616                 3.1
Intel Corp.                                  1,119,253                 2.9
Citicorp                                     1,113,700                 2.9
                                           $14,057,012                36.7%


MAJOR PORTFOLIO CHANGES
JANUARY 7, 1998* TO APRIL 30, 1998 (UNAUDITED)
_______________________________________________________________________________
                                                         SHARES**
                                            -----------------------------------
                                                                  HOLDINGS
PURCHASES                                       BOUGHT             4/30/98
-------------------------------------------------------------------------------
AirTouch Communications, Inc.                   27,000              27,000
Cisco Systems, Inc.                             21,600              21,600
Citicorp                                         7,400               7,400
Dell Computer Corp.                             20,500              20,500
Home Depot, Inc.                                19,650              19,650
Intel Corp.                                     13,850              13,850
MBNA Corp.                                      32,050              32,050
Nokia Corp. (ADR)                               22,700              22,700
Philip Morris Cos., Inc.                        48,000              48,000
Tyco International, Ltd.                        23,400              23,400


*    Commencement of operations.

**   Adjusted for stock splits.


9


TEN LARGEST HOLDINGS
APRIL 30, 1998 (UNAUDITED)                   ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________
                                                                   PERCENT OF
COMPANY                                        VALUE               NET ASSETS
-------------------------------------------------------------------------------
Mohawk Industries, Inc.                     $  426,075                 3.1%
Bethlehem Steel Corp.                          413,962                 3.0
Neurex Corp.                                   362,244                 2.6
Chelsea GCA Realty, Inc.                       320,775                 2.3
Tommy Hilfiger Corp.                           305,000                 2.2
OMI Corp.                                      293,562                 2.1
Budget Group, Inc. Cl.A                        291,450                 2.1
Consolidated Freightways Corp.                 287,000                 2.1
GelTex Pharmaceuticals, Inc.                   273,487                 2.0
Millicom International Cellular, SA            230,837                 1.7
                                            $3,204,392                23.2%


MAJOR PORTFOLIO CHANGES
MARCH 17, 1998* TO APRIL 30, 1998 (UNAUDITED)
_______________________________________________________________________________
                                                          SHARES
                                           ------------------------------------
                                                                  HOLDINGS
PURCHASES                                       BOUGHT             4/30/98
-------------------------------------------------------------------------------
Bethlehem Steel Corp.                           26,600              26,600
Budget Group, Inc. Cl.A                          8,700               8,700
Chelsea GCA Realty, Inc.                         8,400               8,400
Consolidated Freightways Corp.                  16,000              16,000
GelTex Pharmaceuticals, Inc.                    11,700              11,700
Millicom International Cellular, SA              5,900               5,900
Mohawk Industries, Inc.                         13,800              13,800
OMI Corp.                                       30,500              30,500
Tiffany & Co.                                    5,000               5,000
Tommy Hilfiger Corp.                             5,000               5,000


*    Commencement of operations.


10


TEN LARGEST HOLDINGS
APRIL 30, 1998 (UNAUDITED)
                                                ALLIANCE REAL ESTATE INVESTMENT
                                                             INSTITUTIONAL FUND
_______________________________________________________________________________
                                                                   PERCENT OF
COMPANY                                        VALUE               NET ASSETS
-------------------------------------------------------------------------------
Starwood Hotels & Resorts                   $  848,169                 4.8%
Equity Office Properties Trust                 821,843                 4.7
Public Storage, Inc.                           719,550                 4.1
Patriot American Hospitality, Inc.             679,225                 3.9
SL Green Realty Corp.                          674,400                 3.8
Essex Property Trust, Inc.                     646,800                 3.7
Crescent Real Estate Equities Co.              634,725                 3.6
Glenborough Realty Trust, Inc.                 627,412                 3.6
Highwoods Properties, Inc.                     625,600                 3.6
Pan Pacific Retail Properties, Inc.            605,963                 3.5
                                            $6,883,687                39.3%


MAJOR PORTFOLIO CHANGES
DECEMBER 9, 1997* TO APRIL 30, 1998 (UNAUDITED)
_______________________________________________________________________________
                                                        SHARES**
                                           ------------------------------------
                                                                  HOLDINGS
PURCHASES                                       BOUGHT             4/30/98
-------------------------------------------------------------------------------
Crescent Real Estate Equities Co.               18,600              18,600
Equity Office Properties Trust                  28,900              28,900
Essex Property Trust, Inc.                      19,600              19,600
Glenborough Realty Trust, Inc.                  23,400              23,400
Highwoods Properties, Inc.                      18,400              18,400
Pan Pacific Retail Properties, Inc.             28,600              28,600
Patriot American Hospitality, Inc.              26,900              26,900
Public Storage, Inc.                            23,400              23,400
SL Green Realty Corp.                           28,100              28,100
Starwood Hotels & Resorts                       16,900              16,900


*    Commencement of operations.

**   Adjusted for spinoffs.


11


PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)           ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________
COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-94.1%
FINANCE-23.3%
BANKING - MONEY CENTER-4.0%
BankAmerica Corp.                                 5,100    $     433,500
Citicorp                                          7,400        1,113,700
                                                             ------------
                                                               1,547,200

BANKING - REGIONAL-2.9%
Banc One Corp.                                    8,560          503,435
NationsBank Corp.                                 8,100          613,575
                                                             ------------
                                                               1,117,010

BROKERAGE & MONEY MANAGEMENT-3.6%
Merrill Lynch & Co., Inc.                         6,400          561,600
Morgan Stanley, Dean Witter,
  Discover and Co.                               10,550          832,131
                                                             ------------
                                                               1,393,731

INSURANCE-2.3%
American International Group, Inc.                3,000          394,688
Progressive Corp.                                 3,600          487,575
                                                             ------------
                                                                 882,263

MORTGAGE BANKING-4.6%
Federal Home Loan Mortgage Corp.                  8,800          407,550
Federal National Mortgage Assn.                   6,800          407,150
H.F. Ahmanson & Co.                              12,400          945,500
                                                             ------------
                                                               1,760,200

MISCELLANEOUS-5.9%
Associates First Capital Corp. Cl.A               6,488          484,978
Household International, Inc.                     2,150          282,590
MBNA Corp.                                       32,050        1,085,694
MGIC Investment Corp.                             6,250          393,750
                                                             ------------
                                                               2,247,012
                                                             ------------
                                                               8,947,416

CONSUMER SERVICES-21.7%
AIRLINES-4.4%
KLM Royal Dutch Air                               6,500          263,656
Northwest Airlines Corp. Cl.A (a)                12,300          645,750
UAL Corp. (a)                                     8,900          775,969
                                                             ------------
                                                               1,685,375

BROADCASTING & CABLE-5.0%
AirTouch Communications, Inc. (a)                27,000        1,434,375
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (a)                   14,400          477,900
                                                             ------------
                                                               1,912,275

ENTERTAINMENT & LEISURE-3.4%
Carnival Corp. Cl.A                               1,600          111,300
Walt Disney Co.                                   9,650        1,199,616
                                                             ------------
                                                               1,310,916

RESTAURANTS & LODGING-0.4%
Marriott International, Inc.                      2,200           72,600
  Cl.A                                            2,200           70,400
                                                             ------------
                                                                 143,000

RETAIL - GENERAL MERCHANDISE-8.5%
Dayton Hudson Corp.                               9,600          838,200
Federated Department Stores, Inc. (a)             6,600          324,638
Home Depot, Inc.                                 19,650        1,368,131
Kohl's Corp. (a)                                  7,700          318,106
May Department Stores Co.                         2,300          141,881
Wal-Mart Stores, Inc.                             5,100          257,869
                                                             ------------
                                                               3,248,825
                                                             ------------
                                                               8,300,391

TECHNOLOGY-21.0%
COMMUNICATION EQUIPMENT-6.5%
Ericsson (L.M.) Telephone Co.
  Cl.B (ADR) (b)                                 11,300          581,244
Lucent Technologies, Inc.                         1,700          129,413
Nokia Corp. (ADR) (c)                            22,700        1,518,062
Tellabs, Inc. (a)                                 3,400          240,975
                                                             ------------
                                                               2,469,694

COMPUTER HARDWARE-5.7%
Compaq Computer Corp.                            19,000          533,187
Dell Computer Corp. (a)                          20,500        1,655,375
                                                             ------------
                                                               2,188,562

COMPUTER SOFTWARE-1.8%
Microsoft Corp. (a)                               7,500          675,938


12


                                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________
                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
NETWORKING SOFTWARE-4.1%
Cisco Systems, Inc. (a)                          21,600    $   1,582,200

SEMI-CONDUCTOR COMPONENTS-2.9%
Intel Corp.                                      13,850        1,119,253
                                                             ------------
                                                               8,035,647

HEALTH CARE-11.0%
DRUGS-8.4%
Bristol-Myers Squibb Co.                          9,100          963,462
Merck & Co., Inc.                                 7,650          921,825
Pfizer, Inc.                                      9,200        1,047,075
Schering-Plough Corp.                             3,800          304,475
                                                             ------------
                                                               3,236,837

MEDICAL PRODUCTS-0.3%
Medtronic, Inc.                                   2,500          131,563

MEDICAL SERVICES-2.3%
United Healthcare Corp.                          12,300          864,075
                                                             ------------
                                                               4,232,475

CONSUMER STAPLES-6.0%
FOOD-0.4%
Coca-Cola Co.                                     2,200          166,925

HOUSEHOLD PRODUCTS-0.9%
Colgate-Palmolive Co.                             3,750          336,328

TOBACCO-4.7%
Philip Morris Cos., Inc.                         48,000        1,791,000
                                                             ------------
                                                               2,294,253

ENERGY-3.9%
OIL SERVICES-3.9%
Baker Hughes, Inc.                                3,500          141,750
Halliburton Co.                                  11,150          613,250
Schlumberger, Ltd.                                8,850          733,444
                                                             ------------
                                                               1,488,444

MULTI INDUSTRY COMPANY-3.3%
Tyco International, Ltd.                         23,400    $   1,275,300

CAPITAL GOODS-2.8%
ELECTRICAL EQUIPMENT-1.1%
General Electric Co.                              4,750          404,344

MISCELLANEOUS-1.7%
United Technologies Corp.                         6,800          669,375
                                                             ------------
                                                               1,073,719

UTILITIES-1.1%
TELEPHONE UTILITY-1.1%
MCI Communications Corp.                          5,200          261,625
WorldCom, Inc.                                    3,600          154,012
                                                             ------------
                                                                 415,637

Total Common Stocks
  (cost $34,194,434)                                          36,063,282

SHORT-TERM INVESTMENT-2.1%
COMMERCIAL PAPER-2.1%
Prudential Funding Corp.
  5.55%, 5/01/98
  (amortized cost $813,000)                        $813          813,000

TOTAL INVESTMENTS-96.2%
  (cost $35,007,434)                                          36,876,282
Other assets less liabilities-3.8%                             1,461,075

NET ASSETS-100%                                            $  38,337,357


(a)  Non-income producing security.

(b)  Country of origin--Sweden.

(c)  Country of origin--Finland.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


13


PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)                   ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________
COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-91.7%
CONSUMER PRODUCTS & SERVICES-35.8%
ADVERTISING-1.2%
Princeton Video Image, Inc. (a)                   2,900    $      17,400
Snyder Communications, Inc. (a)                     600           25,500
TeleSpectrum Worldwide, Inc. (a)                 13,700          119,019
                                                             ------------
                                                                 161,919

AIRLINES-4.1%
Alaska Air Group, Inc. (a)                        3,500          196,437
America West Airlines, Inc. Cl.B (a)              7,000          211,750
Indigo Aviation AB (ADR) (a)(b)                   5,900           78,913
Mesa Air Group, Inc. (a)                         11,000           88,000
                                                             ------------
                                                                 575,100

APPAREL-4.6%
Nautica Enterprises, Inc. (a)                     4,800          119,400
Tommy Hilfiger Corp. (a)                          5,000          305,000
Wolverine World Wide, Inc.                        7,200          207,900
                                                             ------------
                                                                 632,300

BROADCASTING & CABLE-1.7%
Sinclair Broadcast Group, Inc. Cl.A               2,100          108,938
Young Broadcasting Corp. Cl.A (a)                 2,600          130,000
                                                             ------------
                                                                 238,938

ENTERTAINMENT & LEISURE-4.3%
Bally Total Fitness Holding Corp. (a)             4,100          126,075
Family Golf Centers, Inc. (a)                     1,600           67,400
N2K, Inc. (a)                                     3,700           92,963
Premier Parks, Inc. (a)                           3,000          166,875
Signature Resorts, Inc. (a)                       8,300          148,362
                                                             ------------
                                                                 601,675

RESTAURANTS & LODGING-2.5%
CapStar Hotel Co. (a)                             6,600          212,025
Florida Panthers Holdings, Inc. Cl.A (a)          6,000          131,250
                                                             ------------
                                                                 343,275

RETAILING-15.0%
Brylane, Inc. (a)                                 3,000          176,250
Circuit City Stores, Inc. -
  Car Max Group (a)                              18,100          230,775
Furniture Brands International, Inc. (a)          4,000          117,500
Goody's Family Clothing, Inc. (a)                 1,600           79,200
Industrie Natuzzi SpA (ADR) (c)                   8,200          210,637
Movado Group, Inc.                                3,800          115,663
Pacific Sunwear of California (a)                 4,200          185,325
Pep Boys - Manny, Moe & Jack                      3,400           73,950
Petco Animal Supplies, Inc. (a)                   2,100           41,475
PETsMART, Inc. (a)                                7,200           84,600
The Elder-Beerman Stores Corp. (a)                3,400           91,800
The Men's Wearhouse, Inc. (a)                     3,100          130,587
Tiffany & Co.                                     5,000          227,500
Trans World Entertainment Corp. (a)               4,100          110,700
United Rentals, Inc. (a)                          5,700          196,294
                                                             ------------
                                                               2,072,256

MISCELLANEOUS-2.4%
Central Garden & Pet Co. (a)                      1,600           54,800
Century Business Services, Inc. (a)              11,000          211,750
Provant, Inc. (a)                                   700           13,037
Waddell & Reed Financial, Inc. Cl.A               2,200           54,450
                                                             ------------
                                                                 334,037
                                                             ------------
                                                               4,959,500

BASIC INDUSTRIES-14.4%
BUILDING & RELATED-0.7%
Associated Materials, Inc. (a)                    4,900           92,794

METAL HARDWARE-3.0%
Bethlehem Steel Corp. (a)                        26,600          413,962

METALS & MINING-0.3%
Royal Oak Mines, Inc. (a)                        45,100           50,738

TEXTILE PRODUCTS-3.7%
Mohawk Industries, Inc. (a)                      13,800          426,075
Novel Denim Holdings, Ltd. (a)                    3,500           88,375
                                                             ------------
                                                                 514,450


14


                                             ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________
COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
TRANSPORTATION & SHIPPING-6.7%
AMERCO (a)                                          800    $      25,600
Carey International, Inc. (a)                     2,800           63,700
Consolidated Freightways Corp. (a)               16,000          287,000
Knightsbridge Tankers, Ltd.                       3,900          112,125
OMI Corp. (a)                                    30,500          293,562
Teekay Shipping Corp.                             4,600          141,450
                                                             ------------
                                                                 923,437
                                                             ------------
                                                               1,995,381

HEALTH CARE-12.3%
BIOTECHNOLOGY-6.6%
Corixa Corp. (a)                                  3,500           25,375
GelTex Pharmaceuticals, Inc. (a)                 11,700          273,487
Gensia Sicor, Inc. (a)                           15,100           68,894
MedImmune, Inc. (a)                               3,300          174,075
Neurex Corp. (a)                                 12,100          362,244
                                                             ------------
                                                                 904,075

DRUGS, HOSPITAL SUPPLIES &
  MEDICAL SERVICES-4.8%
American Oncology Resources, Inc. (a)             5,100           76,500
Aradigm Corp. (a)                                 3,200           46,400
Mid Atlantic Medical Services, Inc. (a)           9,800          125,563
National Surgery Centers, Inc. (a)                7,300          207,137
Synetic, Inc. (a)                                 2,400          147,750
Veterinary Centers of America, Inc. (a)           3,500           65,406
                                                             ------------
                                                                 668,756

MEDICAL PRODUCTS-0.9%
Physio-Control International Corp. (a)            5,300          121,900
                                                             ------------
                                                               1,694,731

TECHNOLOGY-11.5%
COMMUNICATION EQUIPMENT-1.2%
Comverse Technology, Inc. (a)                     3,600          170,550

COMPUTER SOFTWARE & SERVICES-3.0%
Checkfree Corp. (a)                               3,900          100,425
DBT Online, Inc. (a)                              6,600          174,900
Insight Enterprises, Inc. (a)                     2,200           87,725
ISS Group, Inc. (a)                                 400           17,700
QAD, Inc. (a)                                     2,800           38,850
                                                             ------------
                                                                 419,600

NETWORKING SOFTWARE-2.1%
Apex PC Solutions, Inc. (a)                       4,900          146,387
Fore Systems, Inc. (a)                            6,100          139,538
                                                             ------------
                                                                 285,925

SEMI-CONDUCTOR EQUIPMENT-1.6%
Applied Micro Circuits Corp. (a)                  2,300           63,537
Brooks Automation, Inc. (a)                       3,500           52,938
Photronics, Inc. (a)                              1,300           47,938
PMC-Sierra, Inc.                                  1,200           54,600
                                                             ------------
                                                                 219,013

TELECOMMUNICATIONS-3.4%
Globecomm Systems, Inc. (a)                       3,600           45,000
GST Telecommunications, Inc. (a)                  4,000           62,000
Level One Communications, Inc. (a)                4,200          130,725
Millicom International Cellular, SA (a)(d)        5,900          230,837
                                                             ------------
                                                                 468,562

MISCELLANEOUS-0.2%
Excalibur Technologies Corp. (a)                  2,100           26,513
                                                             ------------
                                                               1,590,163

CONSUMER MANUFACTURING-7.6%
AUTO & RELATED-7.6%
Avis Rent A Car, Inc. (a)                         6,700          175,456
Budget Group, Inc. Cl.A (a)                       8,700          291,450
Dollar Thrifty Automotive Group, Inc. (a)         8,400          158,550
Group 1 Automotive, Inc. (a)                      8,300          124,500
Miller Industries, Inc. (a)                       8,800           69,300
Monaco Coach Corp. (a)                            4,550          130,812
United Auto Group, Inc. (a)                       5,900          106,938
                                                             ------------
                                                               1,057,006


15


PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________
COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
FINANCIAL SERVICES-5.4%
REAL ESTATE-5.4%
CCA Prison Realty Trust                           2,200    $      77,962
Chelsea GCA Realty, Inc.                          8,400          320,775
Glenborough Realty Trust, Inc.                    3,500           93,844
Golf Trust of America, Inc.                       2,100           68,513
Security Capital Group, Inc. Cl.B (a)             6,200          187,550
                                                             ------------
                                                                 748,644

ENERGY-4.7%
OIL & GAS SERVICES-4.7%
Oceaneering International, Inc. (a)               6,500          149,094
Parker Drilling Co. (a)                          17,900          183,475
Southern Union Co.                                5,200          136,500
Valero Energy Corp.                               5,400          174,825
                                                             ------------
                                                                 643,894

Total Common Stocks
  (cost $12,278,019)                                          12,689,319



                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-10.1%
U.S. GOVERNMENT & AGENCY-10.1%
Federal Home Loan Mortgage Corp.
  5.45%, 5/01/98
  (amortized cost $1,400,000)                    $1,400    $   1,400,000

TOTAL INVESTMENTS-101.8%
  (cost $13,678,019)                         14,089,319
Other assets less liabilities-(1.8%)           (253,521)

NET ASSETS-100%                                            $  13,835,798


(a)  Non-income producing security.

(b)  Country of origin--Sweden.

(c)  Country of origin--Italy.

(d)  Country of origin--Luxembourg.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


16


PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)
                                                ALLIANCE REAL ESTATE INVESTMENT
                                                             INSTITUTIONAL FUND
_______________________________________________________________________________
COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-96.9%
REAL ESTATE INVESTMENT TRUSTS-96.9%
APARTMENTS-10.2%
Avalon Properties, Inc.                          12,800    $     360,000
Bay Apartment Communities, Inc.                   7,300          270,100
Essex Property Trust, Inc.                       19,600          646,800
Security Capital Pacific Trust                   22,900          512,387
                                                             ------------
                                                               1,789,287

CORRECTIONAL FACILITIES-1.9%
Correctional Properties Trust (a)                14,300          329,794

DIVERSIFIED-6.5%
Glenborough Realty Trust, Inc.                   23,400          627,412
Golf Trust of America, Inc.                      15,800          515,475
                                                             ------------
                                                               1,142,887

HOTELS & RESTAURANTS-15.8%
American General Hospitality Corp.               17,000          426,062
Innkeepers USA Trust                             26,300          397,788
Patriot American Hospitality, Inc.               26,900          679,225
Starwood Hotels & Resorts                        16,900          848,169
Sunstone Hotel Investors, Inc.                   26,600          412,300
                                                             ------------
                                                               2,763,544

OFFICE-22.9%
Arden Realty Group, Inc.                         21,500          603,344
Boston Properties, Inc.                           8,700          287,644
Brookfield Properties Corp. (b)                  12,500          206,301
Crescent Real Estate Equities Co.                18,600          634,725
Equity Office Properties Trust                   28,900          821,843
Excel Legacy Corp. (a)                           11,800           61,950
Great Lakes REIT, Inc.                           11,500          210,594
Mack-Cali Realty Corp.                           13,700          514,606
SL Green Realty Corp.                            28,100          674,400
                                                             ------------
                                                               4,015,407



                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
OFFICE - INDUSTRIAL MIX-15.3%
Brandywine Realty Trust                          24,800    $     564,200
Duke Realty Investments, Inc.                    15,800          376,238
Highwoods Properties, Inc.                       18,400          625,600
Reckson Associates Realty Corp.                  21,200          519,400
Spieker Properties, Inc.                         14,900          590,412
                                                             ------------
                                                               2,675,850

REGIONAL MALLS-5.7%
Macerich Co.                                     18,800          527,575
Mills Corp.                                      18,700          466,331
                                                             ------------
                                                                 993,906

SHOPPING CENTERS-8.0%
Entertainment Properties Trust                   17,500          344,531
Excel Realty Trust, Inc.                         13,300          355,775
Pacific Retail Trust Co. (a)(c)                   7,500           97,500
Pan Pacific Retail Properties, Inc.              28,600          605,963
                                                             ------------
                                                               1,403,769

STORAGE-4.1%
Public Storage, Inc.                             23,400          719,550

WAREHOUSE & INDUSTRIAL-6.5%
Cabot Industrial Trust                           16,900          382,363
Meridian Industrial Trust, Inc.                   9,600          222,000
Security Capital Industrial Trust                22,300          544,956
                                                             ------------
                                                               1,149,319

Total Common Stocks
  (cost $17,760,816)                                          16,983,313

SHORT-TERM INVESTMENT-3.8%
TIME DEPOSIT-3.8%
State Street Cayman Islands
  5.25%, 5/01/98
  (amortized cost $660,000)                        $660          660,000

TOTAL INVESTMENTS-100.7%
  (cost $18,420,816)                                          17,643,313
Other assets less liabilities-(0.7%)                            (122,226)

NET ASSETS-100%                                            $  17,521,087


(a)  Non-income producing security.

(b)  Country of origin--Canada.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $97,500 or .5% of net assets.

     See notes to financial statements.


17


STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)                         ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                                                                    REAL ESTATE
                                               PREMIER GROWTH       QUASAR          INVESTMENT
                                               INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                                   FUND              FUND              FUND
                                              ----------------  ----------------  ----------------
ASSETS
  Investments in securities, at value
    (cost $35,007,434, $13,678,019, and
    $18,420,816, respectively)                  $ 36,876,282      $ 14,089,319      $ 17,643,313
  Cash                                                    98            83,493               512
  Receivable for capital stock sold                1,942,151            17,600            46,182
  Deferred organization expenses                      68,578            71,298            67,459
  Receivable for investment securities sold           54,204            37,289                -0-
  Receivable due from adviser                             -0-            5,435             6,686
  Interest and dividends receivable                   15,065             3,048            25,949
  Total assets                                    38,956,378        14,307,482        17,790,101

LIABILITIES
  Payable for investment securities
    purchased                                        495,945           374,923           128,821
  Advisory fee payable                                 8,903                -0-               -0-
  Distribution fee payable                                10                -0-               -0-
  Accrued expenses                                   114,163            96,761           140,193
  Total liabilities                                  619,021           471,684           269,014

NET ASSETS                                      $ 38,337,357      $ 13,835,798      $ 17,521,087

COMPOSITION OF NET ASSETS
  Capital stock, at par                         $      3,076      $      1,351      $      1,831
  Additional paid-in capital                      35,753,562        13,519,986        18,193,456
  Undistributed net investment income                 20,782             5,802            89,924
  Accumulated net realized gain (loss)
    on investments and foreign currency
    transactions                                     691,089          (102,641)           13,420
  Net unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                                1,868,848           411,300          (777,544)
                                                ------------      ------------      ------------
                                                $ 38,337,357      $ 13,835,798      $ 17,521,087

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS I SHARES
  Net asset value, redemption and offering
    price per share ($36,304,830/2,912,679,
    $13,835,460/1,351,362 and $17,520,757/
    1,830,779 shares of capital stock
    issued and outstanding, respectively)             $12.46            $10.24            $ 9.57

  CLASS II SHARES
  Net asset value, redemption and offering
    price per share ($2,032,527 / 163,239,
    $338 / 33 and $330 / 34.5 shares of
    capital stock issued and outstanding,
    respectively)                                     $12.45            $10.24            $ 9.56


See notes to financial statements.


18


STATEMENTS OF OPERATIONS
PERIOD ENDED APRIL 30, 1998 (UNAUDITED)            ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                                                                    REAL ESTATE
                                               PREMIER GROWTH       QUASAR          INVESTMENT
                                               INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                                   FUND(A)           FUND(B)           FUND(C)
                                              ----------------  ----------------  ----------------
INVESTMENT INCOME
  Dividends (Net of foreign taxes withheld
    of $3,039, $0 and $0, respectively)         $     46,803      $     11,387      $    326,245
  Interest                                            18,945            13,633            20,018
  Total income                                        65,748            25,020           346,263

EXPENSES
  Advisory fee                                        49,948            16,015            44,515
  Distribution fee - Class II                             10                -0-               -0-
  Administrative                                      37,436            14,707            47,463
  Audit and legal                                     24,747            12,600            34,260
  Custodian                                           10,741             6,210            28,529
  Printing                                             7,571             3,870            10,214
  Amortization of organization expenses                4,520             1,800             5,640
  Directors' fees                                      4,100             1,000             4,800
  Registration                                         3,189               675             2,409
  Transfer agency                                      2,500               801             2,473
  Miscellaneous                                        1,183               620             2,584
  Total expenses                                     145,945            58,298           182,887
  Less: expenses waived and assumed by
    adviser (See Note B)                            (100,979)          (39,080)         (133,426)
  Net expenses                                        44,966            19,218            49,461
  Net investment income                               20,782             5,802           296,802

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on investment
    transactions                                     691,089          (102,641)           13,287
  Net realized gain on foreign currency
    transactions                                          -0-               -0-              133
  Net unrealized appreciation
    (depreciation) of:
    Investments                                    1,868,848           411,300          (777,503)
    Foreign currency denominated assets
      and liabilities                                     -0-               -0-              (41)
  Net gain (loss) on investments and
    foreign currency transactions                  2,559,937           308,659          (764,124)

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $ 2,580,719       $   314,461       $  (467,322)


(a)  Commencement of operations, January 7, 1998.

(b)  Commencement of operations, March 17, 1998.

(c)  Commencement of operations, December 9, 1997.


19


STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED APRIL 30, 1998 (UNAUDITED)            ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                                                                    REAL ESTATE
                                               PREMIER GROWTH       QUASAR          INVESTMENT
                                               INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                                   FUND(A)           FUND(B)           FUND(C)
                                              ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $     20,782      $      5,802      $    296,802
  Net realized gain (loss) on investments
    and foreign currency transactions                691,089          (102,641)           13,420
  Net unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                                1,868,848           411,300          (777,544)
  Net increase (decrease) in net assets
    from operations                                2,580,719           314,461          (467,322)

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class I                                               -0-               -0-         (206,873)
    Class II                                              -0-               -0-               (5)

CAPITAL STOCK TRANSACTIONS
  Net increase                                    35,723,308        13,488,007        18,161,947
  Total increase                                  38,304,027        13,802,468        17,487,747

NET ASSETS
  Beginning of period                                 33,330            33,330            33,340
  End of period (including undistributed
    net investment income of $20,782,
    $5,802 and $89,924, respectively)           $ 38,337,357      $ 13,835,798      $ 17,521,087


(a)  Commencement of operations, January 7, 1998.

(b)  Commencement of operations, March 17, 1998.

(c)  Commencement of operations, December 9, 1997.


20


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)                         ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of three funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and Alliance Real Estate Investment Institutional Fund (the "Funds"). Each Fund has different investment objectives and policies. Prior to the commencement of operations on January 7, 1998, March 17, 1998 and December 9, 1997, the Funds had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 3,300 shares of Class I common stock of each Fund for $33,000, and 33 shares of Class II common stock of the Alliance Premier Growth Institutional Fund the Alliance Quasar Institutional Fund for $330 and 34 shares of Class II common stock of the Alliance Real Estate Investment Institutional Fund for $340 in each case on November 12, 1997. Each Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sale price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holding of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $73,099 for the Real Estate Investment Institutional Fund, $73,098 for the Premier Growth Institutional Fund and $73,098 for the Quasar Institutional Fund have been deferred and are being amortized on a straight-line basis through December 2002, January and March 2003, respectively.

4. TAXES
It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to


21


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Trust are charged to each Fund in proportion to net assets.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Advisory Agreement, the Funds pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .90% of the Real Estate Investment Institutional Fund's average daily net assets and 1% of the Premier Growth Institutional Fund and Quasar Institutional Fund's average net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis .90% and 1.30% of average net assets for Class I and Class II of the Premier Growth Institutional Fund; 1.20% and 1.60% of average net assets for Class I and Class IIof the Quasar Institutional Fund and 1.00% and 1.40% of average net assets for Class Iand Class II for the Real Estate Investment Institutional Fund. For the period ended April 30, 1998 such reimbursement amounted to: Premier Growth Institutional Fund $63,543; Quasar Institutional Fund $24,373 and Real Estate Investment Institutional Fund $85,963.

Pursuant to the advisory agreement, the Adviser provides to each Fund certain legal and accounting services. For the period ended April 30, 1998, the Adviser agreed to waive its fees for such services. Such waiver amounted to: Premier Growth Institutional Fund $37,436; Quasar Institutional Fund $14,707 and Real Estate Investment Institutional Fund $47,463.

The Funds compensate Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Funds. Such compensation amounted to $2,500, $801 and $2,473 respectively for the Premier Growth Institutional Fund, the Quasar Institutional Fund and the Real Estate Investment Institutional Fund for the period ended April 30, 1998.

Brokerage commissions paid on investment transactions for the period ended April 30, 1998 amounted to $27,798 for the Premier Growth Institutional Fund; $21,704 for the Quasar Institutional Fund and $32,758 for the Real Estate Investment Institutional Fund, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Funds have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Funds pay a distribution fee to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There is no distribution fee on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution


22


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 1998 were as follows:


                                             PURCHASES                            SALES
                              -----------------------------------  -----------------------------------
                                  STOCKS AND      U.S. GOVERNMENT     STOCKS AND      U.S. GOVERNMENT
FUND                           DEBT OBLIGATIONS    AND AGENCIES    DEBT OBLIGATIONS    AND AGENCIES
-----------                    -----------------  ---------------  -----------------  ---------------
Premier Growth Institutional      $ 36,991,038         $ 841,232         $ 4,328,925           $-0-
Quasar Institutional                14,282,501               -0-           1,901,841            -0-
Real Estate Investment
  Institutional                     17,898,248               -0-             150,719            -0-


At April 30, 1998, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation), excluding foreign currency transactions, were as follows:


                                                         GROSS UNREALIZED             NET UNREALIZED
                                                  ----------------------------------   APPRECIATION
FUND                                  COST         APPRECIATION      DEPRECIATION     (DEPRECIATION)
-----------                    -----------------  ---------------  -----------------  ---------------
Premier Growth Institutional     $ 35,011,039      $ 2,569,037          $ (703,794)  $ 1,865,243
Quasar Institutional               13,678,019          852,011            (440,711)      411,300
Real Estate Investment
  Institutional                    18,420,816           92,808            (870,311)     (777,503)


NOTE E: CAPITAL STOCK
There are 18,000,000,000 shares of $.001 par value capital stock authorized, 6,000,000,000 shares each for Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund. Each Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:


                                        PREMIER GROWTH INSTITUTIONAL FUND
                                           SHARES                AMOUNT
                                      ------------------    ------------------
                                      JANUARY 7, 1998(A)    JANUARY 7, 1998(A)
                                              TO                    TO
                                        APRIL 30, 1998        APRIL 30, 1998
                                          (UNAUDITED)           (UNAUDITED)
                                      ------------------    ------------------
CLASS I
Shares sold                                2,976,091          $ 34,527,292
Shares redeemed                              (66,712)             (801,233)
Net increase                               2,909,379          $ 33,726,059


(a)  Commencement of operations.


23


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                        PREMIER GROWTH INSTITUTIONAL FUND
                                           SHARES                AMOUNT
                                      ------------------    ------------------
                                      JANUARY 7, 1998(A)    JANUARY 7, 1998(A)
                                              TO                    TO
                                        APRIL 30, 1998        APRIL 30, 1998
                                          (UNAUDITED)           (UNAUDITED)
                                      ------------------    ------------------
CLASS II
Shares sold                                  163,206          $  1,997,249
Net increase                                 163,206          $  1,997,249


                                             QUASAR INSTITUTIONAL FUND
                                           SHARES                AMOUNT
                                      ------------------    ------------------
                                       MARCH 17, 1998(A)     MARCH 17, 1998(A)
                                              TO                    TO
                                        APRIL 30, 1998        APRIL 30, 1998
                                          (UNAUDITED)           (UNAUDITED)
                                      ------------------    ------------------
CLASS I
Shares sold                                1,382,157          $ 13,831,691
Shares redeemed                              (34,095)             (343,684)
Net increase                               1,348,062          $ 13,488,007


                                     REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                           SHARES                AMOUNT
                                      ------------------    ------------------
                                     DECEMBER 9, 1997(A)   DECEMBER 9, 1997(A)
                                              TO                    TO
                                        APRIL 30, 1998        APRIL 30, 1998
                                          (UNAUDITED)           (UNAUDITED)
                                      ------------------    ------------------
CLASS I
Shares sold                                1,855,244          $ 18,443,714
Shares issued in reinvestment
  of dividends                                21,525               206,872
Shares redeemed                              (49,290)             (488,644)
Net increase                               1,827,479          $ 18,161,942

CLASS II
Shares issued in reinvestment
  of dividends                                     1          $          5
Net increase                                       1          $          5


(a)  Commencement of operations.


24


FINANCIAL HIGHLIGHTS                               ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    REAL ESTATE
                                               PREMIER GROWTH        QUASAR          INVESTMENT
                                               INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                                    FUND              FUND              FUND
                                                   CLASS I           CLASS I           CLASS I
                                              ----------------  ----------------  ----------------
                                              JAN. 7, 1998(A)   MAR. 17, 1998(A)   DEC. 9, 1997(A)
                                                     TO                TO                TO
                                               APRIL 30, 1998    APRIL 30, 1998    APRIL 30, 1998
                                                 (UNAUDITED)       (UNAUDITED)       (UNAUDITED)
                                              ----------------  ----------------  ----------------
Net asset value, beginning of period                  $10.00            $10.00            $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                .01                -0-              .21
Net realized and unrealized gain (loss)
  on investment transactions                            2.45               .24              (.48)
Net increase (decrease) in net asset
  value from operations                                 2.46               .24              (.27)

LESS: DIVIDENDS
Dividends from net investment income                      -0-               -0-             (.16)
Net asset value, end of period                        $12.46            $10.24            $ 9.57

TOTAL RETURN
Total investment return based on net
  asset value (c)                                      24.60%             2.40%            (2.69)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                    $36,305           $13,835           $17,521
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements (d)                                   .90%             1.20%             1.00%
  Expenses, before waivers/
    reimbursements (d)                                  2.92%             3.64%             3.70%
  Net investment income (d)                              .42%              .36%             6.00%
Portfolio turnover rate                                   28%               23%                1%


See footnote summary on page 26.


25


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    REAL ESTATE
                                               PREMIER GROWTH        QUASAR          INVESTMENT
                                               INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                                    FUND              FUND              FUND
                                                  CLASS II          CLASS II          CLASS II
                                              ----------------  ----------------  ----------------
                                              JAN. 7, 1998(A)   MAR. 17, 1998(A)   DEC. 9, 1997(A)
                                                     TO                TO                TO
                                               APRIL 30, 1998    APRIL 30, 1998    APRIL 30, 1998
                                                 (UNAUDITED)       (UNAUDITED)       (UNAUDITED)
                                              ----------------  ----------------  ----------------
Net asset value, beginning of period                  $10.00            $10.00            $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                 -0-               -0-              .21
Net realized and unrealized gain (loss)
  on investment transactions                            2.45               .24              (.50)
Net increase (decrease) in net asset
  value from operations                                 2.45               .24              (.29)

LESS: DIVIDENDS
Dividends from net investment income                      -0-               -0-             (.15)
Net asset value, end of period                        $12.45            $10.24            $ 9.56

TOTAL RETURN
Total investment return based on net
  asset value (c)                                      24.50%             2.40%            (2.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                             $2,033(e)           $338              $330
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements (d)                                  1.30%             1.60%             1.40%
  Expenses, before waivers/
    reimbursements (d)                                  4.58%             4.25%             4.32%
  Net investment income (loss) (d)                     (1.31)%             .05%             5.17%
Portfolio turnover rate                                   28%               23%                1%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  000's omitted.


26


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALFRED HARRISON, EXECUTIVE VICE PRESIDENT
ALDEN M. STEWART, EXECUTIVE VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
RANDALL E. HAASE, SENIOR VICE PRESIDENT
DANIEL G. PINE, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DAVID A. KRUTH, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02116

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


27


ALLIANCE INSTITUTIONAL FUNDS
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AIFSR